IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

iShares®

iShares, Inc.

Supplement dated February 28, 2020 (the “Supplement”)

to the Summary Prospectus and Prospectus,

and Statement of Additional Information (the “SAI”),

each dated February 28, 2020,

for the iShares J.P. Morgan EM High Yield Bond ETF (EMHY) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Change in the Fund’s Name

Prior to March 2, 2020, the Fund’s name is iShares Emerging Markets High Yield Bond ETF

Change in the Fund’s Underlying Index

Prior to March 2, 2020, the Fund’s Underlying Index is Morningstar® Emerging Markets High Yield Bond Index

Change in the Fund’s “Principal Investment Strategies”

Prior to March 2, 2020, the first three paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” are the following, instead of the current first four paragraphs of the section:

The Fund seeks to track the investment results of the Morningstar® Emerging Markets High Yield Bond IndexSM (the “Underlying Index”), which tracks the performance of the below-investment-grade (as determined by Morningstar, Inc. (the “Index Provider” or “Morningstar”)) U.S. dollar-denominated emerging market sovereign and corporate high yield bond market. High yield bonds are also known as “junk bonds.” All bonds included in the Underlying Index are selected according to a set of rules-based inclusion criteria regarding issue size, bond type, maturity, and liquidity. The securities included in the Underlying Index are rebalanced after the close of the last business day of each month. Morningstar Indexes reviews and announces the list of eligible countries annually in August, and it takes effect at the following June rebalance.

The Underlying Index includes bonds issued by corporations, sovereignties and quasi-sovereign corporations (more than 50% government ownership) based in Latin American, Eastern European, Middle Eastern/African, and Asian (excluding Japan) countries that meet certain criteria to be classified as emerging market countries by Morningstar’s proprietary index methodology. Eligible individual securities must have a minimum outstanding face value of $500 million or more, and eligible issuers must have aggregate outstanding debt of $1 billion or more to be included in the Underlying Index. All securities included in the Underlying Index must be U.S. dollar-denominated fixed rate bonds with a remaining maturity of 13 months or more at the time of rebalancing and a minimum of 36 months to maturity or greater at time of issuance. Corporate bonds must have a credit rating of BB+ or lower from either Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings or Fitch Ratings, Inc. (“Fitch”) to be included in the Underlying Index. Sovereign bonds must have a credit rating of BB+ or lower from either Moody’s or S&P Global Ratings to be included in the Underlying Index. The Underlying Index employs a weight capping algorithm to limit exposure to single issuers. Single issuers are capped at 15% of the Underlying Index portfolio, and the sum of all issuers over 5% is capped at 48%. Issuers under 5% are capped at 4.7% of the Underlying Index portfolio. In instances where an issuer exceeds the capping threshold, the weight is modified and allocated on a pro rata basis to the remaining constituents.

As of October 31, 2019, the Underlying Index included issuers located in 40 countries. As of October 31, 2019, a significant portion of the Underlying Index is represented by sovereign obligations. The components of the Underlying Index are likely to change over time.

Change in the Fund’s “Summary of Principal Risks”

Prior to March 2, 2020, the section of the Summary Prospectus and Prospectus entitled “Summary of Principal Risks” does not include the “Risk of Investing in Brazil”.

Change in the Fund’s “A Further Discussion of Principal Risks”

Prior to March 2, 2020, the section of the Prospectus entitled “A Further Discussion of Principal Risks” does not include the “Risk of Investing in Brazil”.

Change in the Fund’s “A Further Discussion of Other Risks”

Prior to March 2, 2020, the section of the Prospectus entitled “A Further Discussion of Other Risks” does not include “Consumer

Discretionary Sector Risk,” “Consumer Staples Sector Risk,” “Media Sub-Industry Risk,” “Oil and Gas Industry Risk,” “Real Estate Investment Risk,” “Technology Sector Risk” and “Telecommunications Sector Risk” and includes the following:

Energy Risk. The success of companies in the energy sector may be cyclical and highly dependent on energy prices. The market value of securities issued by companies in the energy sector may decline for many reasons, including, among other reasons: changes in the levels and volatility of global energy prices, energy supply and demand, and capital expenditures on exploration and production of energy sources; exchange rates, interest rates, economic conditions, and tax treatment; and energy conservation efforts, increased competition and technological advances. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the Fund’s portfolio and the performance of the Fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Global events and changes in government regulations, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.

Risk of Investing in Frontier Markets. Frontier markets are those emerging markets considered to be among the smallest, least mature and the securities of the issuers of which are the least liquid. Investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. This is due to, among other things, smaller economies, less developed capital markets, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets. Frontier markets are even more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid. As a result, those risks traditionally associated with investments in emerging markets may be more pronounced with respect to investments in frontier market economies.

Risks of Investing in Venezuela. Investment in Venezuela may subject the Fund to legal, regulatory, political, currency, security, expropriation and/or nationalization of assets and economic risk specific to Venezuela. Venezuela is extremely well endowed with natural resources and its economy is heavily dependent on export of natural resources to key trading partners. According to the Organization of Petroleum Exporting Countries (“OPEC”), Venezuela boasts the world’s largest oil reserves. According to an industry report, Venezuela also has the continent’s largest natural gas reserves at an estimated 152 trn cubic meters. Any act of terrorism, an armed conflict or a breakdown of a key trading relationship that disrupts the production or export of natural resources will likely negatively affect the Venezuelan economy. The government continues to control key sectors of the economy, including upstream oil and gas production, and has sought to increase its role in key sectors, such as telecommunications and steel. Meanwhile, ambiguities in the investment environment remain, such as continued

high levels of bureaucracy and corruption, large macroeconomic imbalances, and political and policy uncertainty. Friction continues between the governments of the U.S. and Venezuela. The U.S. has imposed economic sanctions, which consist of asset freezes and sectoral sanctions, on certain Venezuelan individuals and Venezuelan corporate entities, and on the Venezuelan government. The U.S. could also institute broader sanctions on Venezuela. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Venezuelan securities, a weakening of the bolivar or other adverse consequences to the Venezuelan economy. These sanctions impair the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. Additional sanctions against Venezuela may in the future be imposed by the U.S. or other countries. These factors, among others, can have a negative impact on the Fund’s investments.

Change in the Fund’s “Index Provider”

Prior to March 2, 2020, the paragraphs under the section of the Prospectus entitled “Index Provider” are excluded and replaced with the following:

Morningstar is a provider of independent investment research in North America, Europe, Australia, and Asia. The company offers a line of products and services for individual investors, financial advisors, asset managers, retirement plan providers and sponsors, and institutional investors in the private capital markets. Morningstar provides data and research insights on a wide range of investment offerings, including managed investment products, publicly listed companies, private capital markets, and real-time global market data. Morningstar also offers investment management services through its investment advisory subsidiaries, with about $217 billion in assets under advisement and management as of September 30, 2019. The company has operations in 27 countries. Morningstar is not affiliated with the Company, BFA, State Street, or the Distributor. Credit Suisse maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Credit Suisse is not affiliated with Morningstar, the Company, BFA, the Distributor, or any of their respective affiliates. BFA or its affiliates have entered into a license agreement with the Index Provider to use the Underlying Index. BFA or its affiliates sublicense rights in the Underlying Index to the Company at no charge.

Change in the Fund’s “Disclaimers”

Prior to March 2, 2020, the section of the Prospectus entitled “Disclaimers” excludes the first two paragraphs and in their place includes the following:

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular, or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Company and BFA or its affiliates is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Company, BFA or its affiliates or the Fund. Morningstar has no obligation to take the needs of BFA or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein, and Morningstar shall have no liability for any errors, omissions or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BFA or its affiliates, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”

Prior to March 2, 2020, the SAI does not include the section entitled “J.P. Morgan USD Emerging Markets High Yield Bond Index” and includes the following:

The Morningstar® Index

Morningstar® Emerging Markets High Yield Bond IndexSM

Number of Components: approximately 523

Index Description. The Morningstar® Emerging Markets High Yield Bond IndexSM tracks the performance of the below investment-grade U.S. dollar-denominated emerging market sovereign and corporate bond market (also known as “junk bonds”). All bonds included in the Underlying Index are selected according to a set of rule-based inclusion criteria regarding issue size, bond type, maturity, and liquidity. The Underlying Index is updated monthly after the close of business on the last business day of each month. Morningstar Indexes reviews and announces the list of eligible countries annually in August and it becomes effective at the June rebalancing in the following year.

The Underlying Index includes bonds issued by corporations, sovereignties and quasi-sovereign corporations (more than 50% government ownership) based in Latin American, Eastern European, Middle Eastern/African, and Asian (excluding Japan) countries that meet certain criteria to be classified as emerging market countries by Morningstar’s proprietary index methodology. Eligible individual securities must have a minimum outstanding face value of $500 million or more, and eligible issuers must have aggregate outstanding debt of $1 billion or more to be included in the Underlying Index. Bonds with less than $500 million of outstanding face value will be used for calculating an issuer’s aggregate outstanding debt, but will not be eligible for inclusion in the Underlying Index. All securities included in the Underlying Index must be U.S. dollar-denominated fixed rate bonds with a remaining maturity of 13 months or more at the time of rebalancing and a minimum of 36 months to maturity or greater at time of issuance. Corporate bonds must have a credit rating of BB+ or lower from either Moody’s, S&P Global Ratings or Fitch to be included in the Underlying Index. Sovereign bonds must have a credit rating of BB+ or lower from either Moody’s or S&P Global Ratings to be included in the Underlying Index. If a fixed- to floating-rate bond is included in the Underlying Index, such a bond is removed from the Underlying Index at the next rebalancing subsequent to the last fixed payment. Bonds with imbedded options such as calls or puts and sinking funds are included in the Underlying Index. Bonds issued by private placement are included as well, provided they meet certain criteria set forth in Morningstar’s proprietary index methodology. Payment-in-kind bonds (commonly referred to as PIKs) and Sukuk (commonly referred to as Islamic bonds), as well as illiquid bonds, are excluded from the Underlying Index. Corporate issues in default are removed from the Underlying Index at the next rebalancing. Sovereign issues in default are excluded from initial inclusion in the index but are not removed if a default occurs after inclusion, provided no additional inclusion or exclusion criteria are violated. The Underlying Index employs a weight capping algorithm to limit exposure to single issues and issuers. Single issuers are capped at 15% of the Underlying Index’s portfolio, and the sum of all issuers over 5% is capped at 48%. Issuers under 5% are capped at 4.7%. In instances where an issuer exceeds the capping threshold, the weight is modified and allocated on a pro rata basis to the remaining constituents. As of October 31, 2019, the Underlying Index included issuers located in Argentina, Azerbaijan, Bahrain, Brazil, Chile, China, Colombia, Costa Rica, Cote D’Ivoire, Croatia, the Dominican Republic, Ecuador, Egypt, El Salvador, Ghana, Guatemala, India, Israel, Jamaica, Jordan, Kazakhstan, Lebanon, Mexico, Morocco, Nigeria, Oman, Pakistan, Panama, Russia, Senegal, Serbia, South Africa, South Korea, Sri Lanka, Trinidad and Tobago, Turkey, the Ukraine, the United Arab Emirates, Venezuela and Vietnam.

Change in the Fund’s “Investment Advisory, Administrative and Distribution Services”

Prior to March 2, 2020, the section of the SAI entitled “Investment Adviser” beginning on page 64 does not include the following:

For the iShares J.P. Morgan EM High Yield Bond ETF, BFA may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). BFA has elected to implement a voluntary fee waiver at an annual rate of three basis points and currently intends to keep such voluntary fee waiver for the Fund in place through March 1, 2021. Any voluntary waiver or reimbursement implemented by BFA may be eliminated by BFA at any time.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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